UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2005

THE LUBRIZOL CORPORATION (THE LUBRIZOL CORPORATION EMPLOYEES’ PROFIT SHARING AND SAVINGS PLAN)

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 943-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

     On March 2, 2005, Hausser + Taylor LLC (“Hausser”) was appointed as the independent registered public accountant for The Lubrizol Corporation Employees’ Profit Sharing and Savings Plan (the “Plan”) for the year ended December 31, 2004, replacing Deloitte & Touche LLP (“Deloitte”). This action dismisses Deloitte as the Plan’s independent registered public accountant for the year ended December 31, 2004.

On February 21, 2005, the audit committee of the board of directors of The Lubrizol Corporation (“Lubrizol”) authorized the employee benefits administrative committee to select an independent registered public accountant for the Plan for the year ended December 31, 2004. The board of directors of Lubrizol appoints the employee benefits administrative committee each year and delegates to the committee the employee benefit plan functions of the board. On March 2, 2005, the employee benefits administrative committee approved the engagement of Hausser as the independent registered public accountant for the Plan commencing with the audit for the year ended December 31, 2004.

The audit reports of Deloitte on the financial statements of the Plan for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through March 2, 2005, there were no disagreements between the Plan and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report on the Plan’s financial statements.

During the two most recent fiscal years and through March 2, 2005, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

During the two most recent fiscal years and through March 2, 2005, Lubrizol did not consult with Hausser with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to Deloitte and requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of that letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

16.1	Letter of Deloitte & Touche LLP, dated March 8, 2005, regarding change in certifying accountant of The Lubrizol Corporation Employees’ Profit Sharing and Savings Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION EMPLOYEES’ PROFIT SHARING AND SAVINGS PLAN
Date: March 8, 2005	By: /s/ Leslie M. Reynolds

Name: Leslie M. Reynolds
	Title:	Chair, Employee Benefits Administrative Committee